UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 27, 2016 (June 24, 2016)
NANOSPHERE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33775	36-4339870
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4088 Commercial Avenue, Northbrook, Illinois	60062
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(847) 400-9000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD.

On June 24, 2016, Nanosphere, Inc. (the “Company”) filed a Change in Number of Shares Outstanding Notification with the Nasdaq Stock Market, LLC (“Nasdaq”) pursuant to Nasdaq Stock Market Rule 5250

(e)(1) with respect to the issuance of an aggregate of 2,747,148 shares of common stock upon the exercise of warrants to purchase common stock that were exercised from June 16, 2016 through June 24, 2016. After giving effect to these transaction, there will be 52,456,057 issued and outstanding shares of the Company’s common stock.

As previously announced, On May 15, 2016, the Company, Luminex Corporation, a Delaware corporation (“Luminex”), and Commodore Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of Luminex (“Merger Subsidiary”) entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, on June 2, 2016 Luminex commenced a cash tender offer (the “Offer”) to acquire all of the shares of the Company’s common stock, par value $0.01 per share (“Common Stock”) for a purchase price of $1.70 per share, net to the holders thereof, in cash (the “Offer Price”), without interest, subject to the terms and conditions of the Merger Agreement.

On June 9, 2016, Luminex filed a Premerger Notification and Report Form under the Hart-Scott-Rodino Act Antitrust Improvements Act of 1976 (the “HSR Act”), and on June 13, 2016, the Company submitted a responsive Notification and Report Form under the HSR Act. Accordingly, at 11:59 PM on June 24, 2016, the waiting period under the HSR Act applicable to Luminex’s offer to purchase shares of Common Stock of the Company in the Offer expired, and the Regulatory Condition (as such term is defined in the Merger Agreement) has been satisfied. The Offer continues to be subject to the other conditions set forth in Section 13- “Conditions of the Offer” of the Offer to Purchase dated June 2, 2016 and filed as Exhibit 99.(A)(1)(A) to the Schedule TO of Luminex as filed with the Securities and Exchange Commission on June 2, 2016.

The information included under Item 7.01, "Regulation FD" of this Current Report on Form 8-K is being furnished and such information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NANOSPHERE, INC.
(Registrant)
By: /s/ Farzana Moinuddin
Farzana Moinuddin
Acting Principal Financial Officer and Chief Accounting Officer

Date: June 27, 2016